UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) October 20, 2009

ATSI Communications, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation

001-15687 (Commission File Number)	74-2849995 (I.R.S. Employer Identification No.)

3201 Cherry Ridge, Building C, Suite 300 San Antonio, Texas (Address of Principal Executive Offices)	78230 (Zip Code)

(210) 614-7240
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.

On October 20, 2009, ATSI Communications, Inc. (the "Registrant") issued a press release announcing that it had been ranked 57 by Deloitte in the '2009 Technology Fast 500' for the fastest growing companies in North America.  The 'Fast 500' includes technology, media, telecommunications and life sciences companies in North America and is based on percentage fiscal year revenue growth over five years (2004-2008). ATSI recorded 3,246% revenue growth over this time period. The Press Release includes previously disclosed information relating to the revenues of the Company for the Fiscal Year ended July 31, 2009.

Pursuant to General Instruction B.2, the foregoing information is furnished to the Securities and Exchange Commissions and not filed for purposes of Section 18 of the Exchange Act of 1933 or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated October 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATSI Communications, Inc.

Date: October 23, 2009	By:	/s/ Antonio Estrada Jr.
Antonio Estrada Jr.
Sr. VP of Finance & Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 20, 2009